EXHIBIT 10.22

                    A U CORPORATE CELL PHONE SERVICE CONTRACT

(Operation)

1.   A provides B operations written in "Details".

     2.   Both A and B shall decide the targeted numbers written in "Details"

(Definitions of terms)

2.   Each term will be meant below in the agreement.
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Terms                                        Meaning
--------------------------------------------------------------------------------
(1)  Corporate au communication service      Telecommunication service based on
                                             au communication service contract
                                             offered by A.
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(2)  Related Corporate au communication
     service                                 Telecommunication service related
                                             corporate au communication service
                                             based on A' contract.
--------------------------------------------------------------------------------
(3)  Solution service                        Another service related (1) and (2)
--------------------------------------------------------------------------------
(4)  Corporate an communication service
     etc                                     (1), (2) and (3)
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(5)  Related products                        Products and accessories related
                                             corporate au communication service
                                             etc.
--------------------------------------------------------------------------------
(6)  au contract                             Au corporate contract based on A's
                                             au service contract
--------------------------------------------------------------------------------

(Personnel)

3. B has responsibility for staffing, education and training to perform operations. A shall not deal with it directly.

(Performance)

4. B shall carry out Operation with reasonable care following the agreement and A's instructions.

     2. A may ask for improving the way of performing operation when B assumes there are any problems.

     3. B is liable for the illegal trouble caused due to B's fault under this service. In the event B inflicts damages to customers or any third party, or any ambiguities arise, or if it is possible, B shall report A it immediately and try to solve the trouble by themselves.
____________________

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS. OMITTED TEXT IS INDICATED BY A "*".

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     4.   B shall not damage A's reputation and trust. 5. B shall follow any related laws and instructions by regulators.

(Performer)

5. B shall decide people who work for Operation (hereinafter referred to as Operation performer). Also whenever A asks for showing who they are, B shall tell A them with a written form.

     2. B shall select a manager of Operation performers and report A him or her in form. Also whenever a manager is changed, B shall report to A. A manager can be neither a part time workers nor temporally workers.

     3.   B has responsibility for operation workers.

(Education and training)

6. B shall provide operation performers any education and training to let them perform operation smooth and properly.

     2. A will help B for education and training, whenever B ask for it. 3. 2 will be applied to Article 11.2 as well.

(Report)

7. B shall report operation progress with the form by the 5th business day in the following month. Also A may ask B for making a report anytime when A requires.

     2. A may go to the place where B performs operation by telling in advance to investigate and confirm their operation progress. Also B shall show any documents related to operation.

(Responsibility)

8.   B shall follow labor laws and rules for operation performers.

     2. B shall deal with and solve the problems when any incidents occur or operation performers are injured.

(Facility Rental)

9. A may rent facility for B. B shall use them only for the operation with reasonable care.

     2. A may appoint business card for B. B shall use it only for the operation with reasonable care. B shall tell performer's name, address, and phone number to use it. Also A may make B stop using them anytime.

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(Advertising)

10. When B does advertising, B shall tell A it in writing before hand and follow B's indication for service mark and media.

(Ban on transferring operation)

11. B shall never transferring operation to the third party without permission in writing.

     2. B shall have responsibility for the entire work when B transfer a part of operation to the third party with A's permission.

(Retainer)

12. It will be written about retainer in "Details" except special rule agreement between parties.

     2. B shall submit a bill to a 5days EOM. A shall pay the bill by the end of the month. In case there is a fixed retainer and quantity incremental retainer, B shall submit a bill separately and A shall pay under agreement.

     3. Retainer will be changed after discussion, in case conditions or details of operation are changed, or there is something occurs to influence calculation change.

(Confidentiality)

13. Any privileged communications in the contract will be regarded as privileged communication under secrecy agreement completed between parties on May 14th, 2008.

     2. Both parties deal with any information given to perform operation following secrecy agreement.

     3. Any executive officers and employees in B (including retirees) have responsibility for secrecy. In case they breach, B has responsibility for that.

     4. B shall follow "customer information protection and secrecy agreement" completed by parties.

(Agent)

14. Whenever B deals with the third party to perform operation, B is responsible for the deal as not agent but principal.

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(Changing address)

15. When B changes office address, company name, executive director, or contact information, B shall tell A it in writing.

     2. It will be considered B has received any documents A has sent to the previous address, when B fails to tell changing address, company name, etc.

(Changing agreement)

16. A shall give B a written notice when conditions of the Agreement were changed. It will be considered that B confirms changing conditions of the Agreement if B does not send any written objections within 10 days after receiving a written notice, or if B follows the conditions after A changes.

     2. If A receives objections from B within 10 days, both A and B try to discuss and solve the problems together in good faith.

(Effective period)

17.  2008/April/1 through 20086/30

(Cancellation)

18. Either A or B may cancel the Agreement in 1 month advance writing notice even during effective term.

(Termination)

Either A or B may terminate Agreement without any notice or procedure, if incidents below occur.

     (1) when either party breaches the agreement, or if either party fails to cure any material breach during significant term.

     (2)  when either party commits wrongdoing.

     (3) when customers make objections and complains lots, and never been decreased. when B gives damages to customers.

     (4) when either party is seized assets and put up for auction or tax closure.

     (5) when either party files a petition in bankruptcy, a court-mandated bailout, or winding up petition.

     (6)  when receives disciplinary action or ceases an operation.

     (7)  when issues a bad check or draft

     (8)  when either party dissolves a company.

     (9) when each party inflicts damage trust or reputation or tries not to listen to demand by the other party when there is possibility of damage.

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     (10) when assets, trust, and solvency dramatically is changed.

(After termination)

20. After the Agreement is terminated, B shall return or dispose any facility and privileged communication. Also B shall dispose any documents or business cards.

(Damages)

21. In the event B inflicts B or a third party damages, B is liable for damages.

     2. When A pays damages to the third party due to B, shall pay it back later.

(Set off)

22. Based on the agreement when Either A or B has financial obligations either party has the right to set-off against due to or from account regardless of maturity without telling in advance.

(Ban on assigning rights and duties)

23. B shall not assign a part of rights and duties to the third party without A's permission in writing.

(Survive termination)

The provisions of Article 4.3, 4 , Article 5. 3, Article 8, Article 11.2,
Article 13, Article 19.2, Article 20 through 25 shall survive termination.

(Jurisdiction)

Tokyo districts courts are to have exclusive jurisdiction to settle any disputes which may arise out of this Agreement.

(Consultation)

22. Either A or B may discuss and solve the problems together in good faith, whenever any questions occur about conditions under the agreement.

Each party shall affix a seal and sign to 2 copies of the Agreement and holds one each.

2008/5/14

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1.   Details

     (1)  Make an appointment with corporate customers by call.

     (2)  Visit clients for sales

     (3) Explain and propose corporate au telecommunication service for customers

     (4)  Deal with complete corporate au communication service contract.

     (5)  Respond customer inquiries.

     (6)  Any operations related to Articles above.

2.   Onerous contract (Article 9. 1)

     (1)  A shall rent some facilities below. B shall pay rental.

     ---------------------------------------------------------------------------
     Facility                                     Rental
     ---------------------------------------------------------------------------
     (1)  Operation space (It has to be only      (Y)* monthly (including c-tax)
          space discussed by both A and B).       (Y)* monthly (excluding c-tax)

     (2)  Facility in the operation space.

     (3)  Utility such as electricity, gas,
          and water in the operation space.

     (4)  Telephone and telecommunication
          lines in the operation space.
     ---------------------------------------------------------------------------

     (2) B shall transfer rental into A' bank account. Also B may use retainer to offset the payment.

3.   Targeted number (Article 2.2)

     (1)  Related to au

          1.   2008/April: * contracts

          2.   2008/May: * contracts

          3.   2008/June: * contracts

          4.   After 2008/July, we will be discussed later.

     (2)  Other

          None

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4.   Retainer

Monthly retainer (excluding c-tax)

     (1)  Basic retainer

          1.   2008/April - 2008/June
               -----------------------------------------------------------------
                                             Basic retainer (including onerous
                                             contract)
               -----------------------------------------------------------------
               2008/April                    (Y)* (excluding c-tax)
                                              (* including c-tax)
               -----------------------------------------------------------------
               2008/May                      (Y)* (excluding c-tax)
                                              (* including c-tax)
               -----------------------------------------------------------------
               2008/June                     (Y)* (excluding c-tax)
                                              (* including c-tax)
               -----------------------------------------------------------------

          2.   After July, we will be discussed later.

5.   Business day and business hours

     1. Monday through Friday 9:00 - 18:00 (hereinafter referred to as Business day)

     2.   Booth open hour (hereinafter referred to as Standard work hours).
          ----------------------------------------------------------------------
                                             Work hours
          ----------------------------------------------------------------------
          April                              * hours
          ----------------------------------------------------------------------
          May                                * hours
          ----------------------------------------------------------------------
          June                               * hours
          ----------------------------------------------------------------------

     3. B may perform operation with A's permission if B needs to change work hours above for customers.

          (1)  Basic Retainer payment

               1.   Retainer

                    A shall pay B retainer (Y)* (excluding c-tax) monthly for April through June.

               2. It will be calculated if the work hours (hereinafter refereed to as "Actual work hours", round down below 15 minutes) is less than Standard work hours. (round down below 1 yen)

                    Retainer =  * X (Actual work hours) / (Standard work hours)

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               3.   Actual work hours will be considered with agreement by both
                    A and B.

               4. B shall report Actual work hours to A on each business day. Also when B works on the day which is not Business Day. (Article 4.3)

               5. B may check accounts book, record anytime by telling in advance, if A wants to make sure that B's report is correct or not.

               6. Retainer will not be changed even when Actual work hours is more than Standard work hours.

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